UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2007
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                           NEXTEST SYSTEMS CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                  000-51851                 77-047-0150
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 (State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)             File Numbe             Identification No.)

                875 EMBEDDED WAY, SAN JOSE, CA                 95138
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          (Address of principal executive offices)           (Zip Code)

 Registrant's telephone number, including area code  (408) 960-2400
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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02.  Results of Operations and Financial Condition

      On November 1, 2007, Nextest Systems Corporation reported financial results for its September 2007 quarter ended September 29, 2007. A copy of the related press release is furnished hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

(d)   Exhibits

99.1  Press release dated November 1, 2007 issued by Nextest Systems
      Corporation.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEXTEST SYSTEMS CORPORATION
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                                          (Registrant)

Date: November 1, 2007
                                          /s/ James P. Moniz
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                                          James P. Moniz
                                          Chief Financial Officer